SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12

--------------------------------------------------------------------------------

                                  Arkona, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Consent Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]
         1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: ____________________________________________
         2) Form, Schedule or Registration Statement No.: ______________________
         3) Filing Party: ______________________________________________________
         4) Date Filed: ________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  To Be Held November [approximately six weeks from definitive statement], 2004

                                  Arkona, Inc.

To the Shareholders of Arkona, Inc.:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Arkona, Inc. (the "Company"), which will be held on ___________, November ____, 2004, at 10 a.m., at the __________________________________ _____________ (the
"Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i) To elect five members of the Board of Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         (ii) To consider and vote upon a proposal to ratify the appointment of Mantyla McReynolds, a Professional Corporation, as independent auditors of the Company for the fiscal year ending March 31, 2005;

         (iii) To consider and vote upon a resolution authorizing the Board of Directors of the Company, in its discretion at any time prior to November 1, 2005, to take all steps necessary to effect a consolidation of the common stock of the Company on the basis of a ratio within the range of one post-consolidation share of common stock for every four pre-consolidation shares of common stock to one post-consolidation share of common stock for every twelve pre-consolidation shares of common stock, with the ratio to be selected and implemented by the Corporation's Board of Directors in its sole discretion, if at all; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on September [__], 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Alan Rudd
                                            ------------------------------------
                                            Alan Rudd, Chief Executive Officer
Dated: October [__], 2004
                                IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                  Arkona, Inc.
                           10542 South Jordan Gateway
                                    Suite 200
                            South Jordan, Utah 84095


                              --------------------

                                 PROXY STATEMENT
                              --------------------

                       For Annual Meeting of Shareholders

                               November ___, 2004


                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the shareholders of Arkona, Inc., a Delaware corporation ("Arkona" or the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock") and Series B Preferred Stock (the "Series B Preferred Stock"), for use at the Annual Meeting of Shareholders of the Company to be held __________, November ____, 2004, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about October [__], 2004.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock and Series B Preferred Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on September [__], 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of September [ ], 2004, there were issued and outstanding __________ shares of Common Stock and _______ shares of Series B Preferred Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting, and the holders of record of the shares of Series B Preferred Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, __________ votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of capital stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Mantyla McReynolds to be the independent auditors of the Company for the fiscal year ending March 31, 2005; (iii) FOR the Consolidation Resolution (as defined below and as attached as Appendix A); and (iv) in the discretion of the proxy holders as to any matters incident to the conduct of the Annual Meeting.

         A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address first set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the capital stock covered thereby in person at the Annual Meeting.

Quorum and Required Vote

         The presence of the holders of shares of capital stock representing a majority of the votes entitled to be cast, either in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         In the election of directors, the five nominees receiving the highest number of votes will be elected. The Company does not have cumulative voting for directors. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any nominee for director.

         The resolution authorizing the Board of Directors of the Company, in its sole discretion at any time prior to November 1, 2005, to take all steps necessary to effect a consolidation of its Common Stock on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every twelve pre-consolidation common shares, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all (such resolution, the "Consolidation Resolution"; and the consolidation approved therein, the "Consolidation") will be approved, in accordance with Delaware law and the Certificate of Incorporation of the Company, if shares representing a majority of the Common Stock voting separately as a class and a majority of the outstanding votes entitled to be cast are voted in favor of the Consolidation Resolution. As a result, abstentions and broker non-votes will be the equivalent of votes against the Consolidation Resolution.

         The ratification of the selection of an independent auditor and any other matter presented for approval by the shareholders generally will be approved, in accordance with Delaware law, if the votes cast in favor of the matter exceed the votes opposing such matter. As a result, abstentions and broker non-votes will not affect the outcome of any such matter.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees for Election as Directors

         At the Annual Meeting, five directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.

              Name                        Age                       Position                       Director Since
----------------------------------     -----------    -------------------------------------     ---------------------
Alan Rudd                                  52         CEO, Chairman of the Board                January 2000

Richard Holland                            43         President, Director                       November 2000

Bryan T. Allen                             37         Director                                  August 2000

[additional  nominee  to be added
in definitive proxy statement]

[additional  nominee  to be added
in definitive proxy statement]

         The following paragraphs sets forth certain biographical information about each of the foregoing:

         ALAN RUDD joined the Company as Chairman and Chief Executive Officer on January 1, 2000. Rudd brings more than 20 years experience in the computer industry to the Company. From March 1996 to November 1999, Rudd was the Chief Executive Officer of Vinca Corporation, a Utah-based company that provided continuous availability software for Microsoft-, Novell- and IBM-distributed network platforms. In recognition of his achievements at Vinca, Rudd was named Utah's 1999 Entrepreneur of the Year. Vinca was acquired by Legato Systems Inc. of Palo Alto, California (NASDAQ: LGTO) on July 31, 1999.

         In addition to building Vinca Corporation into a market leader, Rudd spent ten years in senior management positions at Novell Inc. His positions at Novell included Legal Counsel, Regional Manager, Area Director and Vice President of OEM Operations.

         Rudd has a bachelor's degree in business administration and finance and a juris doctorate from Brigham Young University. Following law school, he spent seven years as in-house legal counsel for several corporations, including State Farm Insurance and Prime Computer, before joining Novell and moving into corporate management.

         RICHARD HOLLAND joined the Company as a director and Vice President in November 2000 and has been President of the Company since April 2001. Holland was formerly president and co-founder of Ensign Information Systems and has been designing and developing cutting-edge technology systems for more than 23 years. As co-founder of Ensign, Holland was the chief system architect of their fully integrated business management software that has improved communications within organizations to improve customer relationships and profitability. Before starting Ensign in 1994, Holland was the national sales manager for Cars/Dyatron, a specialist in General Motors dealership software, from 1980 to

1994. Under his leadership, sales increased more than 240% over a two-year period. Prior to working at Cars/Dyatron, he was general manager of Advanced Computer Systems (ACS), the first company to introduce IBM PC-based systems for the automotive dealer industry.

         Holland has a bachelor of science degree in tax accounting and finance from the University of Utah. He is also a Certified IBM Professional.

         BRYAN ALLEN is outside counsel to the Company and has served as director of the Company since August 2000. Allen is a partner at the law firm of Stoel Rives LLP in Salt Lake City, Utah, where he advises clients on corporate, securities, acquisition and other business matters. Prior to joining Stoel Rives LLP in October 2000, Allen was a shareholder at the law firm of Parr Waddoups Brown Gee & Loveless in Salt Lake City, Utah. Allen is presently the Chairman of the Securities Section of the Utah State Bar. Allen received bachelors degrees, summa cum laude, from the University of Utah in Economics and Chinese Studies, received a masters degree in religion, cum laude, from the Yale Divinity School, and received his Juris Doctorate from Yale Law School.


[additional nominees to be added in definitive proxy statement]

         No family relationship exists among any of the director nominees and any other directors or officers of the Company.

Annual Meetings, Board Meetings and Committees

         The Company requests that all of the members of the Board of Directors attend each annual meeting of shareholders. All of the directors in office at such time attended the Company's annual meeting held in October 2003. During the fiscal year ended March 31, 2004, our Board of Directors held three formal board meetings and met informally on numerous occasions and approved relevant matters by written consent. All incumbent directors attended at least 75% of all board meetings and applicable committee meetings.

Director Compensation

         Directors who are not officers of the Company do not receive any regular compensation for their service on the Board of Directors, and directors who are officers of the Company receive no additional compensation for their service as a director of the Company. Directors are entitled to receive compensation for services unrelated to their service as a director to the extent that they provide such unrelated services to the Company. See "Certain Relationships and Related Transactions."

         Directors of the Company and its subsidiaries are entitled to participate in the Company's stock incentive plan. During the fiscal year ended March 31, 2004, the Company granted options to purchase 90,000 shares of its Common Stock to Bryan Allen and options to purchase 1,200,000 shares of Common Stock to Richard Holland.

Audit Committee

         The entire Board of Directors, consisting of Alan Rudd, Richard Holland and Bryan Allen, presently serves as the audit committee of the Company. None of the members of the audit committee satisfy the independence requirements applicable to audit committees of listed companies. In addition, the Board of Directors has determined that the audit committee does not have a member qualifying as an audit committee financial expert, as defined in Item 401(h) of Regulation S-B. In order to save limited capital over the last several years, the Company has chosen not to expand the size of its Board of Directors or offer cash compensation to its directors. The absence of cash compensation makes recruiting persons that are not otherwise interested in the Company more difficult. For these reasons, the Company does not have on its Board of Directors a person that would qualify as an audit committee financial expert. Now that the Company has reported net income for a full fiscal year and is preparing for the possibility of applying for listing on the Nasdaq SmallCap Market or the American Stock Exchange, the Company is expanding its Board of Directors to include additional independent directors and, as part of that process, may recruit a person that qualifies as an audit committee financial expert.

         The Company does not presently have a standing nominating committee or compensation committee. The Company does not have a nominating committee charter or a compensation committee charter.

Audit Committee Report

         The following is the report of the Board of Directors, which functioned as the Audit Committee, with respect to the Company's audited financial statements for the fiscal year ended March 31, 2004.

Review with Management

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended March 31, 2004 with management.

Review and Discussion with Independent Accountants

         The Audit Committee has also discussed with Mantyla McReynolds, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting. The Audit Committee has also received the written disclosures and the letter from Mantyla McReynolds required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Mantyla McReynolds the matter of its independence.

Conclusion

         Based on the review and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended March 31, 2004 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

         Alan Rudd
         Richard Holland
         Bryan Allen

         The information contained in this Audit Committee Report is not deemed to be soliciting material or to be filed with the Securities and Exchange Commission, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. Such information is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Director Nomination Procedures

         The Company does not have a standing nominating committee or a nominating committee charter. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. The Company believes that it is appropriate not to have a standing nominating committee because of the comparatively small size of the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors is able to consider the input of all directors. Of the members of the Board of Directors, only Bryan Allen is independent according to Nasdaq's listing standards governing nominating committees.

         The process employed by the Board of Directors for identifying and evaluating nominees for director is flexible and based primarily on the directors' subjective weighting of the needs of the Company and the extent to which existing directors and prospective nominees meet those needs. Factors considered by the Board of Directors in the nomination process include each nominee's:

         o    judgment and integrity,
         o    business and management experience,
         o relationship of work experience and education to the current and proposed lines of business of the Company,
         o    ability  to  work  well  as a team  with  existing  directors  and management,
         o the interplay of the candidate's experience with the experience of other directors,
         o the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors, and
         o the extent to which the candidate satisfies any objective requirements (such as independence or expertise requirements) applicable to the Board of Directors or any committees of the Board of Directors.

Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

         The Board of Directors will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of shares of Common Stock beneficially owned of the shareholder making the recommendation and should be sent to the Secretary of the Company at the address first set forth above. Such recommendations should be submitted to the Secretary of the Company prior to June 1 of the respective year in order to give the Company adequate time in order to consider the recommendations.

Shareholder Communications with the Board of Directors

         Shareholders may send communications to the Board of Directors or to specified individual directors by mailing such communications to the Secretary of the Company at the address of the Company set forth herein and indicating that such communications are for the Board of Directors or specified individual directors, as appropriate.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         In addition to Messrs. Rudd and Holland, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers and key employees of the Company and its subsidiaries:

              Name                        Age                       Position                       Officer Since
----------------------------------     -----------    -------------------------------------     ---------------------
Steve Russo                                46         Vice President of Operations,  Chief      February 2000
                                                      Financial Officer

Blake Nielson                              44         Vice President of Client Services         November 2000

David Jenkins                              48         Vice President of Marketing               March 2000

         STEPHEN L. RUSSO, has been the Vice President of Operations and the Chief Financial Officer of the Company since February 2000. Russo is a certified public accountant, and his education and experience in accounting and operations span more than 19 years and include expertise in financial system design and implementation with significant experience in SEC disclosure and compliance. From October 1992 to October 1999, Russo served as vice president of operations and chief financial officer of Vinca Corporation. From September 1989 to October 1992, Russo served as president of Merisoft, a high-tech voice recognition company. Russo received a bachelor of science degree from Brigham Young University in accounting.

         BLAKE NIELSON, has been the Vice President of Client Services of the Company since November 2000. Nielson was a founder of Ensign Information Systems and brings over 14 years of experience in client services with other automotive industry related companies. Before becoming part of the Company, Nielson worked as vice president of operations at Ensign Information Systems for 1994 to November 2000. Before founding Ensign in 1994, Nielson was the regional director of client services for Sunguard Business System beginning in 1992. Prior to Sunguard, Nielson was head of client services at Advanced Computer Systems from 1990 to 1992.

         Nielson has a Bachelor of Science degree from Brigham Young University in Financial Planning and an AS/400 Certified Specialist. He also served on the Internal Revenue Service Technology Committee for one term.

         DAVID D. JENKINS, has been Vice President of Marketing at the Company since March 2000. Prior to joining Arkona, Jenkins managed the multi-million dollar OEM sales relationship with Novell at both Legato and Vinca Corporation. He was instrumental in increasing revenue from Novell during his tenure. Jenkins has also had experience selling software to many large worldwide corporations including US Air, Northwest Airlines, Martin Marietta, Jet Propulsion Laboratories, Luxor Hotel and Casinos and 3Com Corporation.

         Jenkins has a bachelor of science degree from Utah State University in French and history and a masters of business administration from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, as well as the four most highly compensated executive officers employed by the Company as of March 31, 2004 whose aggregate compensation for the fiscal year ended March 31, 2004 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                                        Long-Term Compensation
                                                                              -----------------------------------------
                                           Annual Compensation                Awards                       Payouts
                                           ---------------------------------- ------                       -------

                                                                    Other                    Securities
                                                                    Annual     Restricted    Underlying                  All Other
                                                                   Compen-       Stock        Options/        LTIP        Compen-
Name and                                     Salary      Bonus    sation(1)     Award(s)        SARs         Payouts       sation
Principal Position               Year         ($)         ($)        ($)          ($)            (#)           ($)          ($)
----------------------------- ------------ ----------- ---------- ----------- ------------- -------------- ------------ ------------

Alan Rudd, Chief Executive    03/31/04      215,625       --          --           --             250,000      --            --
Officer and Chairman of the   03/31/03      195,750       --          --           --              70,000      --            --
Board                         03/31/02      221,250(1)    --      323,195(2)       --                  --      --            --

Richard Holland, President    03/31/04      172,500       --          --           --           1,200,000      --            --
and Director                  03/31/03      171,250       --          --           --                  --      --            --
                              03/31/02      170,000       --          --           --           1,200,000      --            --

Stephen L. Russo, Vice        03/31/04      137,750       --          --           --             100,000      --            --
President of Operations and   03/31/03      136,083       --          --           --              70,000      --            --
Chief Financial Officer       03/31/02      130,000       --          --           --             350,000      --            --

Jeffery Swain, Vice           03/31/04      151,041       --          --           --             100,000      --            --
President of Strategic        03/31/03      151,240       --          --           --              70,000      --            --
Relations (Resigned August    03/31/02      147,500       --          --           --             275,000      --            --
16, 2004)

Blake Nielson, Vice           03/31/04      123,333       --          --           --             250,000      --            --
President of Customer         03/31/03      115,000       --          --           --                  --      --            --
Service                       03/31/02      125,249       --          --           --             250,000      --            --
------------------------

(1) Includes $90,000 in salary that was deferred due to a shortage in working capital.

(2) Represents the difference between the purchase price paid by Mr. Rudd, and the fair market value, of shares of Common Stock purchased by Mr. Rudd from the Company. Such shares were acquired upon the conversion of convertible notes. The financing underlying the convertible notes was provided at a time when no other financing was available to meet short term capital needs of the Company.

Option Grants in Last Fiscal Year

         The following table sets forth-individual grants of options to acquire shares of Common Stock made by the Company to the Named Executive Officers during the fiscal year ended March 31, 2004. No SARs were granted to any Named Executive Officer during the fiscal year ended March 31, 2004.

                                      Number of         Percent of Total
                                     Securities        Options Granted to
                                 Underlying Options    Employees in Fiscal
             Name                      Granted                Year              Exercise Price           Expiration Date
             ----                ------------------    -------------------      --------------           ---------------
Alan Rudd, Chief Executive
Officer and Chairman of the            250,000                 8%                    $0.20                June 30, 2013
Board

Richard Holland, President and
Director                              1,200,000                41%                   $0.20                June 30, 2013

Stephen L. Russo, Vice
President of Operations and            100,000                 3%                    $0.20                June 30, 2013
Chief Financial Officer

Jeffery Swain, Vice President
of Strategic Relations                 100,000                 3%                    $0.20                June 30, 2013
(Resigned August 16, 2004)

Blake Nielson, Vice President
of Customer Service                    250,000                 8%                    $0.20                June 30, 2013

         (1) Such options become exercisable 40% on 6/30/2004, 30% on 6/30/2005 and the remainder on 6/30/2006.

Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table provides information regarding options held by the Named Executive Officers as of March 31, 2004 and options exercised by them during the year ended March 31, 2004:

                                                         Number of Securities
                       Acquired on                  Underlying Unexercised Options           Value of Unexercised
                        Securities     Aggregate                  at                       In-the-money Options at
  Name and Position    Acquired on       Value              March 31, 2004                    March 31, 2004(*)
                        Exercise        Realized     Exercisable   Unexercisable         Exercisable       Unexercisable
                           (#)            ($)            (#)              (#)                ($)                ($)
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------
Alan Rudd, Chief            -              -          70,000(1)        250,000            25,200(1)           115,000
Executive Officer
and Chairman of the
Board

Richard Holland,         100,000        34,331         320,000        1,380,000            115,200            614,800
President and                                        420,000(1)       180,000(1)         151,200(1)          64,800(1)
Director

Stephen L. Russo,           -              -           35,000          115,000             12,600             51,000
Vice President of                                    520,000(1)                          187,200(1)
Operations and Chief
Financial Officer

Jeffery Swain, Vice         -              -           227,500         197,500             81,900             81,100
President of                                         145,000(1)                           52,200(1)
Strategic Relations
(Resigned August 16,
2004)

Blake Nielson, Vice         -              -           175,000         325,000             63,000             127,000
President of
Customer Service

* On March 31, 2004, the closing sale price for a share of our Common Stock on the OTC Bulletin Board was $0.66.

(1) Represent options to purchase outstanding Common Stock held by key shareholders of the Company. The Company will not be required to issue any additional shares if such options are exercised.

Employment Agreements and Change of Control Arrangements

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, the Company entered into an employment agreement with Richard Holland, currently the President of the Company. Under the employment agreement, Mr. Holland is entitled to receive base compensation of $150,000 per year, a target bonus of $20,000 and such additional compensation as the Board of Directors may deem appropriate. The fixed term of the agreement has expired; however, parts of the agreement, including the confidentiality, noncompetition and invention-ownership provisions, continue to govern Mr. Holland's relationship with the Company.

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, the Company entered into an employment agreement with Blake Nielson, currently the Vice President of Customer Service of the Company. Under the employment agreement, Mr. Nielson is entitled to receive base compensation of $120,000 per year, a target bonus of $20,000 and such additional compensation as the Board of Directors may deem appropriate. The fixed term of the agreement has expired; however, parts of the agreement, including the confidentiality, noncompetition and invention-ownership provisions, continue to govern Mr. Nielson's relationship with the Company.

Security Ownership of Certain Beneficial Owners and Management

         The table below sets forth information, as of September 15, 2004 as to each person who beneficially owns more than 5% of our outstanding Common Stock or Series B Preferred Stock, and information as to the ownership of our Common Stock or Series B Preferred Stock by each person serving as a director or Named Executive Officer of the Company as of March 31, 2004, by each nominee for director and by all of our directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, all shares are owned directly, and the persons named in the table have sole voting and investment power with respect to shares shown as beneficially being owned by them.



                                          Beneficial Ownership of             Beneficial Ownership of
                                                Common Stock                 Series B Preferred Stock
                                   -----------------------------------  ---------------------------------
                                   Ownership Amount                     Ownership Amount
                                     and Nature of                        and Nature of
                                      Beneficial         Percentage        Beneficial         Percentage
        Name and Address             Ownership(1)       Ownership(2)      Ownership(1)       Ownership(3)
        ----------------           ----------------     --------------  ----------------     ------------
Executive Officers and Directors

Alan Rudd  (Chief Executive
Officer and Director)
---------------------------------
10542 South Jordan Gateway
South Jordan, Utah   84095           8,170,190(4)         24.7%(4)             Nil               N/A

Richard Holland (President and
Director)
10542 South Jordan Gateway
South Jordan, Utah   84095           1,420,000(5)         4.3%(5)              Nil               N/A

Bryan Allen (Director)
201 South Main Street
Suite 1100
Salt Lake City, UT  84111              88,000(6)             *                 Nil               N/A

Blake Nielson (VP - Client
Services)
10542 South Jordan Gateway
South Jordan, Utah   84095            528,000(7)            1.6%               Nil               N/A

[nominee to be added in
definitive proxy]

[nominee to be added in
definitive proxy]

Stephen Russo ( VP-Operations
and CFO)
10542 South Jordan Gateway
South Jordan, Utah   84095            595,000(8)            1.8%               Nil               N/A

Jeffrey Swain (VP-Sales)**
(Resigned August 16, 2004)
10542 South Jordan Gateway                                                     Nil               N/A
South Jordan, Utah   84095            412,500(9)            1.3%

All officers  and  directors as a
group (8 persons)                     11,498,940           32.0%               Nil               N/A

5% Shareholders
(Who are not  Executive  Officers
or Directors)

                                          Beneficial Ownership of             Beneficial Ownership of
                                                Common Stock                 Series B Preferred Stock
                                   -----------------------------------  ---------------------------------
                                   Ownership Amount                     Ownership Amount
                                     and Nature of                        and Nature of
                                      Beneficial         Percentage        Beneficial         Percentage
        Name and Address             Ownership(1)       Ownership(2)      Ownership(1)       Ownership(3)
        ----------------           ----------------     --------------  ----------------     ------------

5% Shareholders
(Who are not Executive
Officers or Directors)

Paul Henriod
1835 Laird Avenue
Salt Lake City, Utah  84108          2,924,240(10)        8.9%(10)             Nil               N/A

Larry Battison
PO Box 1465
Duncan, OK  73534                         Nil               N/A              50,000              8.6%

B. Joe Clayton
4600 Clinton Hwy
Knoxville, TN  37912                      Nil               N/A              50,000              8.6%

Chapman Automotive Group
6601 East McDowell Road
Scottsdale, AZ  85257                     Nil               N/A              50,000              8.6%

Donald Ray Herring
4225 W. Plano Parkway
Plano, TX  75093                          Nil               N/A              50,000              8.6%

Anne K. Swope
1100 North Dixie
Elizabethtown, KY  42701                  Nil               N/A              75,000              13%

Robert Woodhouse
2171 S. Hwy 30
Blair, NE  68008                          Nil               N/A              50,000              8.6%

Lance Pittack
Box 546
Blair, NE  68008                          Nil               N/A              50,000              8.6%

Paul Cech
Box 546
Blair, NE  68008                          Nil               N/A              50,000              8.6%

H2 Land Trust
Box 467
Pontiac, IL  61764                        Nil               N/A              75,000              13%

* Indicates the ownership of less than 1% of the outstanding Common Stock.
** Ownership as of July 28, 2004, the last date for which the Company had beneficial ownership information with respect to Mr. Swain.
---------------------------

(1) Beneficial ownership for each person holding options, warrants or other rights has been calculated as though shares of Common Stock or Series B Preferred Stock, as applicable, subject to such options, warrants or other rights were outstanding to the extent presently exercisable or exercisable within 60 days of the date of this table, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

(2) The percentage indicated represents the number of shares of Common Stock, together with the number of shares of Common Stock subject to warrants, options and other rights to purchase Common Stock exercisable within 60 days of September 15, 2004, held by the indicated person divided by the sum of (a) the number of shares subject to options and warrants to purchase Common Stock exercisable by such shareholder within 60 days of September 15, 2004 and (b) 31,961,823, which is the number of shares of Common Stock issued and outstanding as of September 15, 2004.

(3) The percentage indicated represents the number of shares of Series B Preferred Stock held by the indicated person divided by 575,000, which is the number of shares of Series B Preferred Stock issued and outstanding as of September 15, 2004.

(4) Includes 100,000 options granted under the Company's incentive plan, 70,000 options granted to Mr. Rudd by Caldera and 940,000 warrants to purchase Common Stock that are exercisable. See "Certain Relationships and Related Transactions."

(5) Includes 800,000 options granted under the Company's incentive plan and 420,000 options granted to Mr. Holland by Caldera. See "Certain Relationships and Related Transactions."

(6) Includes 88,000 options granted under the Company's incentive plan.

(7) Includes 275,000 options granted under the Company's incentive plan.

(8) Includes 75,000 options granted under the Company's incentive plan and 520,000 options granted to Mr. Russo by Caldera. See "Certain Relationships and Related Transactions."

(9) Includes 267,500 options granted under the Company's incentive plan and 145,000 options granted to Mr. Swain by Caldera. See "Certain Relationships and Related Transactions."

(10) Includes warrants to purchase 909,090 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that no forms other than the following were delinquent or were not filed during the most recent fiscal year or prior years (to the extent not previously disclosed): [to be completed]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the six month ended September 30, 2003, the Company raised $575,000 by selling 575,000 shares of Series B Preferred Stock at $1.00 per share to a group of 13 investors. This group included Larry Battison, B. Joe Clayton, Chapman Automotive Group, Donald Ray Herring, Anne K. Swope, Robert Woodhouse, Lance Pittack, Paul Cech and H2 Land Trust, each of which, following the purchase, beneficially owned 5% or more of the Company's 575,000 outstanding shares of Series B Preferred Stock.

         Each share of Series B Preferred Stock is convertible to five (5) shares of Common Stock at the option of the preferred shareholder. Each share of Series B Preferred Stock receives the same dividends as Common Stock on an as converted basis. Shares of Series B Preferred Stock carry a liquidation preference equal to the price per share of Series B Preferred Stock, plus accrued and unpaid dividends on each share. In the event of a liquidation, the balance of proceeds is paid to the holders of the Common Stock. A merger, reorganization or other transaction in which control of the Company is transferred is treated as a liquidation. If not earlier converted into Common Stock, shares of Series B Preferred Stock are redeemable with 30 days advance notice at the option of the Company after June 30, 2008. Each share of Series B Preferred Stock has one (1) vote and votes together as a class with Common Stock, except that the shares of Series B Preferred Stock vote separately as a class for (i) any adverse change to the rights, preferences and privileges of the Series B Preferred Stock, (ii) any increase or decrease in the number of authorized shares of Series B Preferred Stock.

         Certain founding shareholders of the Company obtained Common Stock in return for contributions and development of the Company's predecessor, Arkona, L.L.C., which was subsequently merged into the Company. These founding shareholders received a total of 7,000,000 shares of Common Stock and then, collectively, entered into an agreement with Caldera Holding Company, L.C., wherein Caldera was given the right to grant secondary options to third parties with respect to 3,761,500 (subsequently reduced to 1,550,000) of such shares in order to encourage the development and increased productivity of the Company. Holders of the shares underlying the secondary options are entitled to dividends and distributions with respect to such shares until the options are exercised. However, Caldera has been granted dispositive voting power with respect to all shares subject to its agreement with the founding shareholders so long as the agreement remains in place. The right of Caldera to grant secondary options expired in January 2003; however, Caldera retains voting power with respect to the underlying shares. The secondary options have an exercise price of $.30 per share and are required to expire prior to December 31, 2006. As an inducement to the officers of Arkona to join the Company, Caldera has granted the following officers the number of secondary options following each of their names: Richard Holland (600,000), Alan Rudd (70,000), Steve Russo (520,000), and Jeff Swain (145,000).

         Bryan Allen, Director, is a partner at the law firm of Stoel Rives LLP, which law firm provides legal services to the Company when, if and as requested by the Company. During each of the fiscal years ended March 31, 2003 and March 31, 2004, Stoel Rives billed the Company for approximately $24,262 and $34,282 respectively in legal services.

         During the 2003 and 2002 fiscal years, Alan Rudd, Chief Executive Officer and director, loaned the Company an aggregate of $150,000 at an interest rate of 12% per annum. Outstanding principal and interest on such loans were convertible into units, comprised of one share of Common Stock and one warrant to purchase Common Stock at an exercise price of $.20 per share during the five-year period following issuance, at a rate of $0.20 per unit. During the fiscal year ended March 31, 2004, Mr. Rudd converted all outstanding principal and interest under such loans into an aggregate of 940,000 shares of Common Stock and 940,000 warrants to purchase Common Stock.

         On July 14, 2004, the Company granted options to purchase Common Stock to the following executive officers: Stephen Russo (105,000), Jeffrey Swain (130,000), and Blake Nielson (100,000). All such options vest 40% on July 14, 2005, 30% on July 14, 2006 and 30% on July 14, 2007, have an exercise price of $0.30 per share and are exercisable at any time prior to July 14, 2014.


PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT  PUBLIC  ACCOUNTANTS
                 AND CHANGES IN INDEPENDENT  PUBLIC ACCOUNTANTS

Independent Auditors

         The Company's independent auditor for the fiscal year ended March 31, 2004 was Mantyla McReynolds, a Professional Corporation ("Mantyla McReynolds"). Ratification of the appointment by the Board of Directors of Mantyla McReynolds as the independent public accountants for the Company for the fiscal year ending March 31, 2005 is to be voted upon at the Annual Meeting. Representatives of Mantyla McReynolds are expected to be present at the Annual Meeting and to be available to answer questions but are not expected to make a statement. Even if the appointment of Mantyla McReynolds as independent public accounts for the Company is approved at the Annual Meeting, the Board of Directors, acting as the audit committee, reserves the right to appoint different independent public accountants during the fiscal year if it believes that such appointment would be in the best interests of the Company or necessary to satisfy the listing requirement of an exchange or other market.

Audit Fees

         The aggregate fees for professional services rendered by Mantyla McReynolds in connection with its audit of the Company's consolidated financial statements and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB were $13,194 for the fiscal year ended March 31, 2004 and $13,710 for the fiscal year ended March 31, 2003.

Audit Related Fees

         Except as disclosed under "Audit Fees" above, Mantyla McReynolds did not provide to the Company any audit-related services during the fiscal years ended March 31, 2004 and March 31, 2003.

Tax Fees

         The aggregate fee for tax related professional services rendered by Mantyla McReynolds during the fiscal year ended March 31, 2004 is expected to be approximately $2,190 and the aggregate fee for tax related professional services rendered by Mantyla McReynolds during the fiscal year ended March 31, 2003 was $2,139.

All Other Fees

         Mantyla McReynolds did not provide to the Company any other services during the fiscal years ended March 31, 2004 and March 31, 2003.

Audit Committee Pre-Approval Policies

         The Board of Directors, acting as the audit committee, has not established pre-approval policies and procedures that would permit engagement of accountants to render audit or non-audit services without prior approval of the Board of Directors. As a result, all engagements of the independent auditors to render audit or not audit services require pre-approval of the Board of Directors. No audit, review or attest services were approved in accordance with
Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended March 31, 2004 or the fiscal year ended March 31, 2003.

         The  Board  of  Directors   recommends  that   shareholders   vote  FOR
ratification  of  the  appointment  of  Mantyla   McReynolds  as  the  Company's
independent auditor for the current fiscal year ending March 31, 2005.

PROPOSAL NO. 3 - APPROVAL OF RESOLUTION AUTHORIZING BOARD OF DIRECTORS TO EFFECT
                 A CONSOLIDATION OF COMMON STOCK

The Board of Directors has proposed the approval of a resolution authorizing the Board of Directors to take all steps necessary for the purpose of effecting a consolidation of its Common Stock on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every twelve pre-consolidation common shares, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all. The Board of Directors shall also be given authority to determine, at the time it determines to effect the Consolidation, whether fractional shares that remain after all shares beneficially held by a holder of the Common Stock have been consolidated shall be rounded up to the next whole number of share of Common Stock or shall be exchanged for an amount of cash equal to the fair market value of such fractional shares (with fair market value being determined based upon the closing price of the Common Stock on the business day immediately prior to the effective date of the consolidation).

          A copy of the proposed Consolidation Resolution is attached hereto as Appendix A. If the Consolidation Resolution is approved at the Annual Meeting, the Board of Directors would be authorized to effect the consolidation in its sole discretion within the range set forth above at any time prior to November 1, 2005. The Consolidation would be effective on the date prior to November 1, 2005 selected by the Company's Board of Directors in its sole discretion.

Purpose of Proposed Consolidation Resolution

          The purpose of the proposed Consolidation is to decrease the number of outstanding shares of Common Stock and shares of Common Stock subject to outstanding purchase and conversion rights in order to increase the market value of each share of the Common Stock. Immediately following a consolidation transaction, also referred to as reverse stock split, the per-share price of the capital stock subject to the consolidation generally increases proportionately with the consolidation ratio. (For example, you would expect the price of our Common Stock to triple if the Company did a 3 to 1 consolidation of our Common Stock). In the longer term, depending upon surrounding company, market and industry factors, a stock consolidation can have no effect, a positive effect or a negative effect on the value of the consolidated stock. Given the circumstances in which the Company expects to effect a consolidation, management believes that the Consolidation would not only lead to a proportionate increase in the price of the Common Stock but would be one in a series of steps that would expand the market for, and increase the price of, the Common Stock.

          Management believes that the trading volume and price of the Common Stock and, to a lesser extent, the business prospects of the Company, are hindered by the low price of the Common Stock and by the fact that the Common Stock is not traded on an exchange or quoted on the Nasdaq market. On the investment side, for a small company with thinly traded stock, an increase in the trading volume of the stock and in number of persons investing in the stock is generally associated with an increase in the market price of the stock. Many investors, particularly institutional investors, are reluctant to invest in a stock with a market price below $5, that is not quoted on the Nasdaq market or traded on an exchange, that has a low trading volume or that may be considered a "penny stock." See "Penny Stock" below. All of these limiting factors presently apply to the Common Stock. On the business side, management believes that many automobile dealerships consider a potential service provider's stock price, stock listing, balance sheet and related indicia of financial stability when deciding whether or not to go through the expensive and time consuming process of switching back-office software providers.

          Management continues to believe that the best means for increasing the interest of investors and customers in the Company is to maintain a high quality of service and to continue its efforts to enhance the financial performance and other business fundamentals of the Company. However, management is taking steps aimed at increasing the market price of the Common Stock, qualifying the Common Stock for listing on a Nasdaq market or exchange, enhancing trading volume and otherwise making the Common Stock more attractive to investors. The proposed Consolidation is part of this process.

          As noted above, one of the primary reasons the Board approved and is recommending the Consolidation to shareholders is to enable the Common Stock to qualify for listing on a Nasdaq market or exchange. Of the major United States markets, the Common Stock could most readily qualify for listing on the Nasdaq SmallCap Market (the "SmallCap") and the American Stock Exchange (the "AMEX"). The Board is presently considering the perceived advantages of each of these two markets and does not expect to make a final selection between the two markets until (and if) the Company is in a position to file a listing application. At this time, however, the Board believes that a listing on AMEX would benefit the Company more than a listing on the SmallCap, notwithstanding the concentration of technology companies on the SmallCap and the perception that companies on the SmallCap generally experience higher trading volume than AMEX-listed companies. The reason the Board is leaning toward AMEX is that, if it common stock is listed on AMEX, the Company will not be subject to certain cumbersome and costly state securities laws. In addition, the Board believes that regulators at the AMEX exhibit more flexibility that those at the SmallCap and are making an affirmative effort to attract, and accommodate, small technology companies such as the Company.

          If effected, a primary purpose of the Consolidation would be to increase the market price for the Common Stock above the $3 per share minimum bid requirement for initial listing on the AMEX (or $4 minimum bid price for the SmallCap). The AMEX has other listing requirements in addition to a minimum bid price requirement. The following table sets forth information regarding the principal quantitative listing requirements for the AMEX and the Company's present compliance (or expected compliance) with such:

         ======================================== ========================== =================================
         STANDARD 1:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders equity                             $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Pre-tax  net  income  from   continuing         $750,000            Not comply.  May comply as of
         operations  (in latest fiscal year or 2                             March 31, 2005
         of the last 3 years)
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $3 million          Comply
         held shares
         ---------------------------------------- -------------------------- ---------------------------------


         ======================================== ========================== =================================
         STANDARD 2:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders equity                             $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         History of operations                             2 years           Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $15 million         Not Comply.  Could comply  if
         held shares                                                         number of outstanding shares
                                                                             increase or if stock price
                                                                             increased to approximately
                                                                             $0.75 per share

         ---------------------------------------- -------------------------- ---------------------------------


         ======================================== ========================== =================================
         APPLICABLE TO ALL STANDARDS :
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Distribution:
         Public distribution                               500,000           Comply
         and
         Public shareholders                                 800
         OR
         Public distribution                              1,000,000
         and
         Public shareholders                                 400

         ---------------------------------------- -------------------------- ---------------------------------
         Minimum bid price                                   $3              Not Comply.  Expect to comply
                                                                             following Consolidation if
                                                                             approved and effected

         ---------------------------------------- -------------------------- ---------------------------------
         Corporate Governance Rules                        Various           Not comply with Audit Committee
                                                                             requirements and certain
                                                                             related requirements but expect
                                                                             to comply prior to authorizing
                                                                             Consolidation
         ---------------------------------------- -------------------------- ---------------------------------

          Listing requirements for the SmallCap are similar to the listing requirements for the AMEX. Although management and the Board of Directors expect that a consolidation of the Common Stock will increase the price investors are willing to pay for a share of Common Stock, there can be no assurance that the consolidation of the Common Stock will increase the price in proportion to the reduction of shares due to a consolidation of the Common Stock, or that any increase in the price will occur.

Effect of Proposed Stock Consolidation

          If the Consolidation Resolution is approved and the proposed Consolidation effected, each outstanding share of Common Stock as of the record date of the Consolidation will immediately and automatically be changed, as of the effective date of the Consolidation, into a fraction of a share of Common Stock as set forth in the Consolidation Resolution. In addition, the number of shares of Common Stock subject to outstanding options, warrants and convertible notes issued by the Company will be reduced by an identical fraction. To the extent a fractional share remains after all shares beneficially held by a holder of the Common Stock have been consolidated, such fractional share will be, in the discretion of the Board of Directors, either permitted to remain outstanding as a fraction share or exchanged for an amount of cash equal to the proportionate share of the fair market value of a share of Common Stock on the effective date of the Consolidation. Fair market value will be determined based upon the closing price of the Common Stock on the effective date of the Consolidation.

          As of September 15, 2004, there were 31,961,823 shares of Common Stock issued and outstanding, 575,000 shares of Series B Preferred Stock (each convertible into five shares of Common Stock) issued and outstanding and 7,884,092 shares of Common Stock subject to warrants and options granted by the Company. There are presently no convertible notes issued and outstanding. Assuming, by way of illustration, the Consolidation were to occur on a 1-for-6 basis, the number of shares of Common Stock issued and outstanding would be 5,326,970 shares (subject to adjustment due to rounding of fractional shares, if any), the number of shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock would be 479,166 (subject to adjustment due to rounding of fractional shares, if any), and the number of shares subject to outstanding warrants and options granted by the Company would be 1,314,015 (subject to adjustment due to rounding of fractional shares, if any).

          Because the Consolidation will only apply to the issued and outstanding shares of Common Stock, the voting power of the holders of the Series B Preferred Stock will increase relative to the voting power of the holders of the Common Stock if the Consolidation is effected. As noted above, as of September 15, 2004, there were 31,961,823 shares of Common Stock issued and outstanding (representing 31,961,823 votes) and 575,000 shares of Series B Preferred Stock issued and outstanding (representing 575,000 votes). Assuming, by way of illustration only, the Consolidation were to occur on a 1-for-6 basis, the resulting number of shares of Common Stock issued and outstanding would be 5,326,970 shares (subject to adjustment due to rounding of fractional shares, if any), representing 5,326,970 votes; however, the number of shares of Series B Preferred Stock (and the number of votes represented thereby), would remain unchanged. Accordingly, as illustrated by this example, the voting power of the holders of the Series B Preferred Stock would increase by a factor of 6 relative to the voting power of the holders of the Common Stock.

          Except as described above, because the Consolidation will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock, the Consolidation will not alter the relative rights and preferences of existing shareholders. The Consolidation will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board of Directors. In our Certificate of Incorporation, the Board of Directors is authorized to issue 50 million shares of Common Stock. The Consolidation will not decrease the number of shares of Common Stock the Board is authorized to issue, and shares of Common Stock effectively cancelled as a result of the Consolidation will be available for reissue. Accordingly, while there are presently 7,279,085 shares of Common Stock authorized and available for future issuance by the Board (50,000,000 authorized, less 31,961,823 presently outstanding, less 10,759,092 reserved for issuance upon outstanding purchase and conversion rights), if the Consolidation is approved and the Consolidation effected, assuming, e.g., a consolidation ratio of 1 to 6), the number of shares of Common Stock available for future issuance would increase to 42,879,848 shares (50,000 authorized, less approximately 5,326,970 outstanding, less 1,792,182 reserved for issuance upon outstanding purchase and conversion rights). There are no current plans, proposals or understandings for any use of the additional shares that would be available for issuance as a result of the proposed Consolidation.

          If the Consolidation Resolution is approved by the shareholders, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Penny Stock

          Shares of the Common Stock may be deemed to be "penny stock," resulting in increased risks to our investors and certain requirements being imposed on some brokers who execute transactions in our Common Stock. In general, a penny stock is an equity security that:

         o    Is priced under five dollars;
         o Is not traded on a national stock exchange or on the Nasdaq market;
         o Is issued by a company that has less than $5 million dollars in net tangible assets (if it has been in business less than three years) or has less than $2 million dollars in net tangible assets (if it has been in business for at least three years); and
         o Is issued by a company that has average revenues of less than $6 million for the past three years.

          Each of the preceding requirements presently applies to the Company. At any time the Common Stock qualifies as a penny stock, the following requirements, among others, will generally apply:

         o certain broker-dealers who recommend penny stock to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000, jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

         o prior to executing any transaction involving penny stock, certain broker-dealers must deliver to certain purchasers a disclosure schedule explaining the risks involved in owning penny stock, the broker-dealer's duties to the customer, a toll-free telephone number for inquiries about the broker-dealer's disciplinary history, and the customers rights and remedies in case of fraud or abuse in the sale.

         o in connection with the execution of any transaction involving penny stock, certain broker dealers must deliver to certain purchasers the following:

              o    bid and offer price quotes and volume information.
              o    the broker-dealer's compensation for the trade.
              o the compensation received by certain salesperson for the trade.
              o    monthly accounts statements, and
              o a written statement of the purchaser's financial situation and investment goals.

These requirements add significantly to the burden of the broker-dealer and limit the market for penny stocks. Although the Company can provide no assurance that the Consolidation will cause the market price of the Common Stock to exceed $5 per share, immediately thereafter or in the long-term, a second objective of the proposed Consolidation would be to increase the market price of the Common Stock over $5 per share (and to facilitate listing on AMEX or the Small Cap) in order to ensure that the penny stock limitations do not apply to the Common Stock.

Exchange of Share Certificates

          Each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, on the effective date of the Consolidation shall thereafter for all purposes be deemed to represent a fraction (as determined by the Board of Directors in their sole discretion) of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the effective date of the Consolidation, shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing a fraction of a share of Common Stock for each share of Common Stock represented by the certificate of such holder immediately prior to the effective time and, if the Board of Directors determines to redeem fractional shares, cash in exchange for any remaining fractional shares. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and nonassessable. Any legends or restrictions set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

          The Board of Directors recommends a vote FOR the Consolidation Resolution to allow the Board of Directors in its sole discretion to take all steps necessary to effect the Consolidation of the Common Stock within the range set forth therein.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2005, proposals that shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 10542 South Jordan Gateway, Suite 200, South Jordan, Utah, 84095 no later than 120 days prior to anniversary of the date of proxy, 2005. Any shareholder proposal also must be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Company's annual meeting of shareholders to be held in the 2005 calendar year, but fails to notify the Company of such intention prior to 45 days prior to anniversary of date of proxy, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.


                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Stephen Russo at 10542 South Jordan Gateway, Suite 200, South Jordan, Utah, 84005, phone number: 801.501.7100, facsimile number: 801.501.0701.

                                   Appendix A

                            Consolidation Resolution

RESOLVED, that the Board of Directors be authorized, without further approval of the shareholders, to take all steps necessary to effect, or in its discretion not to effect, at any prior to November 1, 2005 a consolidation of the Common
Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion (the "Consolidation"), with the Board of Director's authority to include, without limitation: (a) the authority to cause the officers of the Company to prepare and file with the Delaware Secretary of State, a certificate of an amendment to the certificate of incorporation substantially in the form of the Form of Amendment set forth below, with the dates, consolidation ratio, and other information left to the discretion of the Board of Directors to be completed at the direction of the Board of Directors, effecting the Consolidation, and (b) the authority to determine, at the time it determines to effect the Consolidation, whether fractional shares that remain after all shares beneficially held by a holder of the Common Stock have been consolidated shall be rounded up to the next whole number of share of Common Stock or shall be exchanged for an amount of cash equal to the fair market value of such fractional shares (with fair market value being determined based upon the closing price of the Common Stock on the business day immediately prior to the effective date of the consolidation).


                                Form of Amendment


                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

         Arkona, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of shareholders.

         SECOND: That the text of the amendment is as follows: The Certificate of Incorporation of this corporation is hereby amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall have the following additional language after subsection (h) (and any other additional language following subsection (h)):

                           Each  [______]  shares of  Common  Stock  issued  and
                  outstanding as of 5:00 p.m. Eastern Time on [________], (the "Change Time"), and each issued [________] shares of Common Stock held by the Company on and as of the Change Time, shall be, on and as of the Change Time, combined into one share of Common Stock.

                           Each certificate  representing shares of Common Stock
                  that is issued and outstanding, or issued and held by the Company, immediately prior to the Change Time, shall thereafter for all purposes be deemed to represent one share of the corresponding class of Common Stock for each [________] shares of Common Stock represented by such certificate; and each holder of record of a certificate for [________] or more shares of Common Stock as of the Change Time shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one share of Common Stock for each [________] shares of Common Stock represented by the certificate of such holder immediately prior to the Change Time.

                                                 [Either]

                           No  fractional  shares of Common Stock or script will
                  be issued in connection with the foregoing. Holders of the Common Stock who would otherwise be entitled to a fractional share after consolidating all shares of Common Stock held by each such holder will receive the next largest whole number of shares of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph and the preceding paragraph shall be validly issued, fully paid and nonassessable.

                                                   [OR]

                           No  fractional  shares of Common Stock or script will
                  be issued in connection with the foregoing. Holders of the Common Stock who would otherwise be entitled to a fractional share after consolidation of all shares of Common Stock held by each such holder will receive cash in an amount equal to the fair market value of such fractional share of common stock on the effective date of the consolidation, with fair market value being determined based upon the closing price of the Common Stock on the business day immediately prior to the effective date of the consolidation. The shares of Common Stock represented by certificates issued pursuant to the preceding paragraph shall be validly issued, fully paid and nonassessable.


         THIRD: That thereafter, the annual meeting of the Company was duly called and held upon on November __, 2004 at 10:00 a.m. (the "Annual Meeting"), at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the resolution authorizing the amendment.

         FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FIFTH: That the authorized capital of said corporation shall not be reduced under or by reason of the amendment.

         IN WITNESS WHEREOF, Arkona, Inc. has caused this certificate to be signed by __________, an Authorized Officer, this __ day of _____________, 200_,.


                                            BY:_________________________________
                                                     ----------, --------------

                                      PROXY
                                  Arkona, Inc.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan Rudd and Stephen Russo, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Series B Preferred Stock of Arkona, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on September ___, 2004, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the at the _____________, on __________, November ___, 2004, at 10:00 a.m. MST, or at any
adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

              [ ] FOR all nominees listed below (except as marked to the contrary).

              [ ]  WITHOUT AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

ALAN RUDD                 RICHARD HOLLAND                     BRYAN ALLEN

[NOMINEE]                 [NOMINEE]

2. PROPOSAL TO RATIFY the appointment of Mantyla McReynolds as independent auditors of the Company for the fiscal year ending March 31, 2005.

         [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

3. PROPOSAL TO APPROVE the Consolidation Resolution attached to the Company's Notice of Annual Meeting and Proxy Statement as Appendix A.

         [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS AS INDEPENDENT AUDITORS OF THE COMPANY, AND FOR APPROVAL OF THE CONSOLIDATION RESOLUTION.

Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: _________________________________,  2004

------------------------------------------  ------------------------------------
Signature                                   Signature if held jointly

 (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)